                                                                   EXHIBIT 23(c)



                              CONSENT TO BE NAMED
                           IN REGISTRATION STATEMENT



               I, Geoffrey B. Bloom, hereby consent to be named as a director nominee in the "Management" section of the Registration Statement on Form S-3 to be filed by Comshare, Incorporated.



                                        /s/ Geoffrey B. Bloom
                                        ---------------------
                                        Geoffrey B. Bloom